INVENTORIES, NET (Details) ₫ in Millions	Dec. 31, 2023 VND (₫)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 VND (₫)
INVENTORIES, NET
Raw materials	₫ 14,557,976	$ 609,988,100	₫ 12,096,176
Finished goods, including service parts	8,577,754	359,413,140	3,733,281
Good in transit	1,862,582	78,043,325	2,479,342
Work in progress	3,420,292	143,312,327	2,976,984
Merchandises	25,343	1,061,887	124,375
Tools and spare parts	222,048	9,303,948	197,119
TOTAL	₫ 28,665,995	$ 1,201,122,727	₫ 21,607,277